Investor Presentation April 21, 2022 Exhibit 99.1

Forward Looking Statements and Risk Factors This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements, including statements related to Funds From Operations guidance, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the impact of the COVID-19 pandemic; uncertainty regarding the implementation and impact of the CARES Act and future stimulus or other COVID-19 relief legislation; the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain its qualification as a REIT; key management personnel recruitment and retention; and other risks described in Welltower’s reports filed from time to time with the SEC. Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Expect net income attributable to common stockholders below previously issued guidance range of $0.17 - $0.22 per diluted share(1) Primarily driven by higher than anticipated non-capitalizable transaction costs and lower than expected gain on sale during the period Per previous business update issued April 5, 2022, despite delayed disbursement of HHS funds, expect 1Q2022 normalized funds from operations (FFO) per diluted share to exceed midpoint of $0.79 - $0.84 guidance range(1) Expect recognition of approximately $600,000 from HHS Provider Relief Fund as compared to approximately $6 million (~$0.015 per diluted share) assumed in guidance. Disbursement delays during the period resulted in significantly lower than expected recognition of funds Recent Highlights See Supplemental Financial Measures at the end of this presentation for reconciliations See 4Q2021 earnings release dated February 15, 2022 and 4Q2021 earnings conference call dated February 16, 2022 Includes completed and announced transactions through April 4, 2022; excludes development funding First Quarter 2022 Guidance Update Seniors Housing Operating (SHO) Portfolio Occupancy Gained Momentum Through First Quarter Average year-over-year occupancy growth in 1Q2022 is expected to exceed previous assumption for a 420 basis points (“bps”) increase(2) Sequential average occupancy growth from 4Q2021 to 1Q2022 also expected to exceed previous expectation for approximately flat growth(2) Spot occupancy increased approximately 40bps during the quarter, with significant acceleration experienced into April US and UK portfolio trends remain particularly favorable, with each region posting a spot occupancy gain of approximately 80bps during the quarter Nearly all communities are accepting new residents and tour activity has increased meaningfully following the steep decline in resident and staff COVID-19 case counts since mid-January Pricing power remains robust as evidenced by strong realized renewal rate growth Through March, agency labor utilization has continued to decline following the steep fall in staff COVID-19 cases; agency labor expense is expected to moderate through 2Q2022 and to decline substantially in 2H2022 barring an additional disruptive COVID-19 surge Staff COVID-19 cases have declined by approximately 90% since their peak in early January 2022; most communities have returned to pre-Omicron staffing levels Observations on Labor Trends Strong 1Q2022 Investment Activity; Pipeline Remains Robust WELL has announced or completed approximately $1.3 billion of capital deployment, making 1Q2022 one of the most active starts to the year for investment activity in WELL’s history; announced or completed approximately $7.0 billion of capital deployment since October 2020(3) Announced on March 6, 2022 agreements to purchase three SH portfolios for $548 million, subject to customary closing conditions, with an expected high-single-digit unlevered IRR. The transactions are expected to be funded through the issuance of operating partnership units, assumed debt, and cash on hand WELL’s near-term capital deployment pipeline remains robust, with opportunities across all property types and capital structure Per Business Update as of April 5, 2022

Seniors Housing Update

SHO Portfolio | COVID-19 Impact(1) 1. All data presented as of April 1, 2022 as reported by operators Lower utilization of agency labor following steep decline in staff COVID-19 cases 90% decline since peak Strong increase in demand following normalization of conditions within communities 79% decline since peak Per Business Update as of April 5, 2022

SHO Portfolio | Additional Community Details(1) As reported by operators Operations have largely normalized as impact of Omicron variant has subsided Per Business Update as of April 5, 2022

Occupancy Continues to Outperform Seasonal Trends Represents SHO same store portfolio each quarter at pro rata ownership Pre-COVID average represents 2016 through 2019 Since the occupancy trough in late-1Q2021, sequential average occupancy growth has meaningfully outpaced pre-COVID averages and continued through 1Q2022 Per Business Update as of April 5, 2022

Balanced lease structure and WALT mitigates impact of inflationary pressures[1]

Per Business Update as of April 5, 2022

Shorter duration leases in SHO portfolio allow for more frequent mark-to-market of rents



SHO
SH Triple-Net
LT/PAC
MOB
Health System
Hospital
Other
15%
7%
3%
31%
4Q 2011
NOI(2)
14%
30%
3x increase in SHO
exposure over past 10 years
9%
23%
4Q 2021
NOI(3)
39%
5%
24%

Approximately 2.6 year total portfolio weighted average lease term[4]

1. WALT: Weighted Average Lease Term
2. Represents annualized NOI as reported in 4Q 2011. See 4Q 2011 Supplemental Information Report for further information
3. Represents in place NOI. See Supplemental Financial Measures at the end of this presentation for further information and reconciliation
4. Assumes 50% of SHO resident agreements reset on January 1 and 50% reset on the anniversary date (6 months). Weighted Average Lease Term/Maturity per 4Q2021 supplemental disclosure: SH NNN = 10 years, LT/PAC = 9 years, Outpatient Medical = 6 years; Health System = 12 years and based upon segment level 4Q2021 rental income

8

SHO Portfolio | Historical REVPOR Growth vs. Inflation Represents quarterly year-over-year Same Store REVPOR growth percentage.  See each quarters respective Supplemental Information Report for a discussion of such supplemental reporting measure as well as the applicable reconciliations 4Q21 SS REVPOR growth returned to pre-COVID average; further acceleration expected through 2022 REVPOR decline driven by mix shift; rate growth remained positive for individual SH segments Per Business Update as of April 5, 2022

Significant Wealth Accumulation Allows for Greater SH Affordability

Per Business Update as of April 5, 2022

Backdrop to drive rate growth remains favorable

Home Price Appreciation | 1987 - Present

S&P/Case-Shiller U.S. National Home Price Index



300
250
200
150
100
50
0
A home purchased in 1987 is worth ~4x more today
~80% of seniors 75+ are homeowners(1)
1987 1988 1990 1991 1993 1994 1996 1998 1999 2001 2002 2004 2006 2007 2009 2010 2012 2013 2015 2017 2018 2020 2021

S&P500 | 1981 – Present[2]

+13.2% compounded annual return over past 40 years



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
…Is now worth ~$1 Million(3)
A $10,000 investment made in 1981…
1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021

Seniors Housing is **NOT INCOME DEPENDENT;** generally funded through **ASSET SALES** and **PERSONAL WEALTH**

1. Source: U.S. Census Bureau, Current Population Survey/Housing Vacancy Survey
2. Source: Bloomberg as of 2/4/2022
3. Assumes reinvestment of dividends and annual compounding

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Seniors Housing Backdrop Supports Sustained Revenue Acceleration in 2022+ National Investment Center for Seniors Housing & Care – latest available data UNPRECEDENTED seniors housing absorption in recent quarters Per Business Update as of April 5, 2022

SHO Portfolio | Path to Recovery

Per Business Update as of April 5, 2022

	Category	NOI ($M)
A)	**4Q21 Total Portfolio - IPNOI Portfolio ex HHS[1]**	**661**
B)	Stable Portfolio Remaining Occupancy Recovery	312
C)	Development, Lease-Up, Transitions and Acquisitions	146
D)	Lease-Up of COVID Class Acquisitions (4Q20-4Q21)	107
E)	**4Q21 Total Portfolio - Post COVID Recovery NOI**	**1,226**

A)	4Q21 Portfolio In-Place NOI excluding HHS[1]
B)	4Q19 Stable Portfolio - Incremental NOI from return to 4Q19 NOI levels
C)	Incremental NOI from: Development properties delivered subsequent to 4Q19, lease-up properties as of 4Q19, properties transitioned to new operators subsequent 4Q19, properties transitioned to SHO from SHNNN subsequent to 4Q19, properties acquired subsequent to 4Q19 and prior to 4Q20. NOI stabilization assumes return to Pre-COVID NOI for acquisition properties and underwritten stabilized NOI for development properties
D)	Incremental NOI from stabilization of acquisitions between 4Q20 and 4Q21
E)	4Q21 portfolio post-COVID recovery NOI. Represents portfolio occupancy of 87.1% and operating margin of 30.4%

$565 million embedded NOI growth in return to Pre-COVID levels



$1,400M
$1,200M
$1,000M
$800M
$600M
$400M
$200M
$0M
$661M
$312M
$146M
$107M
$1,226M
A
B
C
D
E
4Q21 Total Portfolio includes $137M of annualized agency labor and other unusual expenses incurred in 4Q21, $90M of which is from Stable Portfolio - up from $18M in 4Q19
Occupancy 76.5%
Occupancy 87.1%

Potential for ADDITIONAL UPSIDE assuming return to PEAK OCCUPANCY of 91.2% in 4Q2015

1. Represents $722 million of IPNOI in 4Q21 excluding $61 million of HHS. See Supplemental Financial Measures at the end of this presentation for reconciliation

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Capital Deployment Update

Near-term capital deployment pipeline remains robust, exceeding $1.0 billion

Per Business Update as of April 5, 2022

Notable Recent Investments

	Transaction	Segment	Properties	Investment[1]	Commentary
Opportunistic Investments Executed at Significant Discounts to Estimated Replacement Cost	**Watermark**	SHO	14	$580M	• Portfolio comprised of eight rental and six entrance fee communities located in attractive markets across the US • **Price represents a 40% discount to estimated replacement cost** • **Anticipated unlevered IRR in high-single-digit range**
	New Perspective	SHO	3	$119M	• Newly-developed communities in fast-growing micro markets in the Midwest with densification opportunities • New Perspective to assume operations under strongly aligned RIDEA 3.0 contract • **Anticipated unlevered IRR in high-single-digit range**
	Atria	SHO	85	$1.6B	• Acquisition of 85 properties at a significant discount to estimated replacement cost, operated by Atria Senior Living • **Anticipated unlevered IRR in low-to-mid-teens range**
Newly Established and Growing Relationships	**StoryPoint**	SHO	33	$548M	• **Further expansion of relationship with StoryPoint through agreement to acquire 33 properties with median vintage of 2016. Deal expected to be funded through operating partnership units, cash, and assumed debt** • Price represents significant discount to replacement cost • Anticipated unlevered IRR in high-single-digit range
	Quality Senior Living	NNN/ SHO	5 + pipeline	$172M	• Acquisition of five recently developed Class A communities across the Mid-Atlantic and Southeastern US • QSL, a best-in-class operator and developer retained to manage the properties • **Agreed to strategic long-term exclusive development agreement**
	Regency	SHO	9	$450M	• Class A portfolio of 100% private pay communities in highly attractive markets • Cogir, an existing Welltower operator to assume operations • **Anticipated unlevered IRR in high-single-digit range**
	Aspect Health	MOB	7 + pipeline	$98M	• Formed strategic joint venture including the acquisition of seven Class A medical office buildings and properties under construction • **Ten-year exclusivity agreement on future development opportunities in NYC metro area**
	Oakmont	SHO	1 + pipeline	$35M	• New **long-term exclusive development agreement** to build, own, and operate Class A communities • Expanded relationship through purchase of an AL/MC property in a highly-desirable sub-market in SoCaL • **Anticipated unlevered IRR of approximately 10%**

1. At pro rata ownership

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Capital Deployment Since 4Q20

Per Business Update as of April 5, 2022

Capital Deployment Volume[1]

$7.0B GROSS INVESTMENTS[1]

- ✓ **Initial yield of 5.9%; Stable yield of approximately 8.2%**
- ✓ Low last-dollar exposure and innovative structure offer downside protection
- ✓ Expected to generate high-single-digit to mid-teens unlevered IRRs to WELL

Granular & Off-Market Transactions

68 Total Transactions[1]
284 OM and SH Properties Acquired
29K **Seniors Housing Units Acquired**

- ✓ Predictive analytics and exclusive operator relationships used to execute off-market investments
- ✓ Maximizing risk-adjusted return to WELL through creative investments across the capital stack
- ✓ Debt investments offer equity upside in form of warrants and/or bargain purchase options
- ✓ Seniors housing acquisitions executed at an average investment of $20.6 million per property

Significant Discount to Replacement Cost

$184K / unit Avg. Last Dollar Basis US transactions
£40K / unit Avg. Last Dollar Basis UK transactions

- ✓ Investments made at significant discount to replacement cost offer enhanced downside protection
- ✓ Limited recent market transactions priced above replacement cost serves to further curtail new supply


StoryPoint Fort Wayne | Fort Wayne, IN


Oakmont Ivy Park at Otay Ranch | Chula Vista, CA


HarborChase of Vero Beach | Vero Beach, FL

1. Includes pro rata gross investments across acquisitions and loans since October 2020 and agreement to acquire $548 million seniors housing portfolios as disclosed on March 6, 2022; excludes development funding

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Centralized Capital Allocation; Decentralized Execution Foundation for Long-Term Growth Established New relationships formed during depths of COVID-19 pandemic to create visible and significant long-term capital deployment opportunities Opportunity to deploy in excess of $2.5 billion Annually | Economics Defined During Pandemic NEW and PROPRIETARY long-term relationships with best-in-class developers and operators with either exclusive rights or right of first offer $25B+ Potential Capital Deployment Opportunity Over Next Decade 19 Newly Formed COVID Relationships 4 Additional Relationships Currently In Progress 5 Relationships Formed Pre-COVID 28 Total Established Growth Relationships Per Business Update as of April 5, 2022

Welltower Overview

Welltower at a Glance Bloomberg, as of April 4, 2022 500 S&P 2.5% Dividend Yield(1) $60B Enterprise Value(1) BBB+ Baa1 125,000+ Seniors Housing & Wellness Housing Units ~22M sq. ft. Outpatient Facilities World's largest health & wellness real estate platform

Leadership Team MATTHEW G. MCQUEEN General Counsel & Corporate Secretary TIMOTHY G. MCHUGH Chief Financial Officer AYESHA MENON Senior Vice President Wellness Housing and Development SHANKH MITRA Chief Executive Officer & Chief Investment Officer JOSHUA T. FIEWEGER Chief Accounting Officer JOHN F. BURKART Chief Operating Officer

WELL ESG Focus(1) | Profit, Planet, People See Welltower 2020 Environmental, Social and Governance Report and Business Update dated June 7, 2021 for additional details and disclosures See Welltower 2020 Environmental, Social and Governance Report for additional details and disclosures Most recently disclosed trailing twelve-month G&A; Enterprise Value as of February 14, 2022 80% Women and Minority Independent Director Leadership on the Board of Directors ESG Goals Incorporated into Management Compensation Plan Separate Chairman & CEO roles Employee participation across 8 Employee Network Groups >50% Gender parity across organization G Good Governance is Good Business S Serving our People and our Communities E Building a Portfolio for the Future Targeting 10% reduction in greenhouse gas (GHG) emissions, energy, and water use by 2025(2) Sustainability Goals & Achievements(1) First health care REIT to issue Green Bond (December 2019) G&A as % of Enterprise Value

Drivers of Per Share Cash Flow Growth  Value-based investment philosophy and innovative structure of transactions offer significant downside protection Strong investment grade balance sheet and robust liquidity profile  RISK MITIGANTS Post-COVID fundamental recovery sustained by strong demographic trends, shift to value-based health care, and social determinants of health SECULAR GROWTH TAILWINDS External growth strategy underpinned by value-oriented capital deployment philosophy and data-driven decisions in innovative structures ACCRETIVE CAPITAL DEPLOYMENT Strongly aligned operating partners, positioned for significant growth DIVERSIFIED PLATFORM OF OPERATORS Entrepreneurial – Passionate – Diverse – Aligned STRONG INTERNAL TALENT BASE

New Paradigm for Growth with Lower Entity-Level Risk

PAST FIVE YEARS DO NOT REFLECT OUTLOOK FOR NEXT FIVE YEARS

	Where we *Were* (2015- 2020)		Where we're *Going* (2021 and beyond)
SENIORS HOUSING DEMAND	• Relatively flat demographic growth of key seniors housing demographic resulting from "Baby Bust" of 1928 - 1940	→	• **Sharply accelerating growth of 80+ age cohort**
SENIORS HOUSING SUPPLY	• Significant multi-year increase in seniors housing supply	→	• **Precipitous decline in starts resulting from accelerating construction costs and challenges in procuring construction financing**
PORTFOLIO	• Outsized operator and post-acute concentration: Genesis Healthcare comprised nearly 20% of WELL NOI	→	• **Substantially exited operating relationship with Genesis; immaterial post-acute care exposure following announced sales[(1)]**
OPERATOR PLATFORM	• Long-term revenue-based management contracts	→	• **Aligned interests via RIDEA 3.0 construct with shorter term management contracts**
INVESTMENT ENVIRONMENT	• Focused on improving portfolio quality through dispositions • **Prohibitive seniors housing valuations resulted in few net investment value creation opportunities**	→	• **Significant increase in net investment activity: abundant opportunities to create shareholder value through capital deployment**
EARNINGS GROWTH	• Lackluster growth resulting from elevated disposition activity and impact of COVID-19 pandemic	→	***At the cusp of multi-year period of compelling per share growth***

1. See Welltower press release and business update dated March 2, 2021

22

Precedent for EXTENDED PERIOD OF MULTIPLE EXPANSION in Secular Growth Sectors Secular Societal & Technological Trends | Impact on Real Estate Sectors THEME  REAL ESTATE SECTOR IMPACT E-Commerce Industrial Digital Technology Data Centers Mobile Phone Usage & Wireless Technology Cellular Towers AGING OF THE POPULATION HEALTH CARE

Seniors Housing

Low High $ $$$ Monthly Rent Average Portfolio Acuity Seniors Housing Operator Platform | Power of Diversification Diversity across Acuity, Geography and Operating Model 25

Demographic Backdrop | Rapidly Aging Population 1. The Organisation for Economic Cooperation and Development (OECD). Data as of September 20, 2021

Seniors Housing Supply | Construction Remains Well Below Peak Levels Source: NIC MAP® Data Service Recent construction starts at 2012/2013 levels Further decline in units under construction expected following sharp decline in starts 50%+ decline in starts since 4Q17 peak

Seniors Housing Supply | Surging Construction Costs SOURCE: Factset, as of 3/30/2022 Material increase in cost of development for ALL RESIDENTIAL property types including SENIORS HOUSING WEAKER DEVELOPMENT ECONOMICS LEADING TO SHARP DECLINE IN SENIORS HOUSING SUPPLY

Post-COVID Recovery | Long-Term Secular Growth Opportunity The Organisation for Economic Cooperation and Development (OECD) Source: NIC MAP® Data Service, Primary and Secondary markets Represents quarterly year-over-year Same Store REVPOR growth percentage.  See each quarters respective Supplemental Information Report for a discussion of such supplemental reporting measure as well as the applicable reconciliations Unique Opportunity to Generate Significant NOI Growth Over Multi-Year Period Demographic-Driven Demand Resilient Pricing Power Supply Deceleration 1.3% CAGR 3.6% CAGR WELL’s pre-COVID pricing power remained strong despite accelerating supply and tight labor market conditions

Investment Theme | Secular Shift to Outpatient Care Settings SOURCE: The Advisory Board SOURCE: Revista Historical Average 2.4% Forecasted Patient Visit Volume Growth by Care Setting 2019 – 2029(1)

Outpatient Medical Portfolio See Supplemental Financial Measures at the end of this presentation for reconciliations 4Q21 IPNOI(1) Portfolio Quality Indicators Health System Affiliated Properties % of NOI 90.4% Health System Tenants % of Rental Income 64.7% Retention Trailing twelve months 88.8% In-House Managed Properties % of sq. ft. 88.4% Average Remaining Lease Term Years 6.2 Average Building Size Sq. ft. 59,405 Average Age Years 15 At 100% Ownership as of 12/31/21

Supplemental Financial Measures

Non-GAAP Financial Measures We believe that revenues, net income and net income attributable to common stockholders ("NICS"), as defined by U.S. generally accepted accounting principles ("U.S. GAAP"), are the most appropriate earnings measurements. However, we consider Funds from Operations ("FFO"), Normalized FFO, Net Operating Income ("NOI"), In-Place NOI ("IPNOI"), Same Store NOI ("SSNOI"), REVPOR and Same Store REVPOR ("SS REVPOR") to be useful supplemental measures of our operating performance. These supplemental measures are disclosed on our pro rata ownership basis. Pro rata amounts are derived by reducing consolidated amounts for minority partners’ noncontrolling ownership interests and adding our minority ownership share of unconsolidated amounts. We do not control unconsolidated investments. While we consider pro rata disclosures useful, they may not accurately depict the legal and economic implications of our joint venture arrangements and should be used with caution. Our supplemental reporting measures and similarly entitled financial measures are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. None of the supplemental reporting measures represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding.

FFO and Normalized FFO Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts ("NAREIT") created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO attributable to common stockholders, as defined by NAREIT, means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO attributable to common stockholders represents FFO adjusted for certain items detailed in the reconciliations. Normalizing items include adjustments for certain non-recurring or infrequent revenues/expenses that are described in our earnings press releases for the relevant periods. We believe that Normalized FFO attributable to common stockholders is a useful supplemental measure of operating performance because investors and equity analysts may use this measure to compare our operating performance between periods or to other REITs or other companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items.

Earnings Outlook Reconciliation Amounts presented net of noncontrolling interests' share and Welltower's share of unconsolidated entities. Includes estimated gains on expected dispositions. Outlook Reconciliation: Quarter Ending March 31, 2022 (in millions, except per share data) Current Outlook Low High FFO Reconciliation: Net income attributable to common stockholders $78 $101 Impairments and losses (gains) on real estate dispositions, net(1,2) (30) (30) Depreciation and amortization(1) 309 309 NAREIT FFO and Normalized FFO attributable to common stockholders $357 $380 Diluted per share data attributable to common stockholders: Net income $0.17 $0.22 NAREIT FFO and Normalized FFO $0.79 $0.84 Other items:(1) Net straight-line rent and above/below market rent amortization $(20) $(20) Non-cash interest expenses 5 5 Recurring cap-ex, tenant improvements, and lease commissions (27) (27) Stock-based compensation 8 8

NOI, IPNOI, SSNOI, REVPOR & SS REVPOR We define NOI as total revenues, including tenant reimbursements, less property operating expenses. Property operating expenses represent costs associated with managing, maintaining and servicing tenants for our properties. These expenses include, but are not limited to, property-related payroll and benefits, property management fees paid to operators, marketing, housekeeping, food service, maintenance, utilities, property taxes and insurance. General and administrative expenses represent costs unrelated to property operations and transaction costs. These expenses include, but are not limited to, payroll and benefits, professional services, office expenses and depreciation of corporate fixed assets. IPNOI represents NOI excluding interest income, other income and non-IPNOI and adjusted for timing of current quarter portfolio changes such as acquisitions, development conversions, segment transitions, dispositions and investments held for sale. SSNOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. As used herein, same store is generally defined as those revenue-generating properties in the portfolio for the relevant year-over-year reporting periods. Land parcels, loans and sub-leases as well as any properties acquired, developed/redeveloped (including major refurbishments where 20% or more of units are simultaneously taken out of commission for 30 days or more), sold or classified as held for sale during that period are excluded from the same store amounts. Properties undergoing operator and/or segment transitions (except Seniors Housing Triple-net to Seniors Housing Operating with the same operator) are also excluded from same store amounts. Normalizers include adjustments that in management’s opinion are appropriate in considering SSNOI, a supplemental, non-GAAP performance measure. None of these adjustments, which may increase or decrease SSNOI, are reflected in our financial statements prepared in accordance with U.S. GAAP. Significant normalizers (defined as any that individually exceed 0.50% of SSNOI growth per property type) are separately disclosed and explained in the relevant supplemental reporting package. No reconciliation of the forecasted range for SSNOI on a combined basis or by property type is included in this release because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measure without unreasonable efforts, as we believe such reconciliation would imply a degree of precision that could be confusing or misleading to investors. REVPOR represents the average revenues generated per occupied room per month at our seniors housing operating properties. It is calculated as our pro rata version of total resident fees and services revenues from the income statement divided by average monthly occupied room days. SS REVPOR is used to evaluate the REVPOR performance of our properties under a consistent population which eliminates changes in the composition of our portfolio. It is based on the same pool of properties used for SSNOI and includes any revenue normalizations used for SSNOI. We use REVPOR and SS REVPOR to evaluate the revenue-generating capacity and profit potential of its seniors housing operating portfolio independent of fluctuating occupancy rates. They are also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our seniors housing operating portfolio. We believe NOI, IPNOI, SSNOI, REVPOR and SS REVPOR provide investors relevant and useful information because they measure the operating performance of our properties at the property level on an unleveraged basis. We use these metrics to make decisions about resource allocations and to assess the property level performance of our properties.

In-Place NOI Reconciliations

(dollars in thousands)	4Q21
Net income (loss)	$ 66,194
Loss (gain) on real estate dispositions, net	(11,673)
Loss (income) from unconsolidated entities	12,174
Income tax expense (benefit)	2,051
Other expenses	15,483
Impairment of assets	2,357
Provision for loan losses, net	(39)
Loss (gain) on extinguishment of debt, net	(1,090)
Loss (gain) on derivatives and financial instruments, net	(830)
General and administrative expenses	33,109
Depreciation and amortization	284,501
Interest expense	121,848
Consolidated net operating income	524,085
NOI attributable to unconsolidated investments[1]	20,287
NOI attributable to noncontrolling interests[2]	(27,889)
Pro rata net operating income (NOI)	516,483
Adjust:	
Interest income	(39,672)
Other income[3]	(11,898)
Sold / held for sale	(3,770)
Non operational[4]	2,040
Non In-Place NOI[5]	(16,395)
Timing adjustments[6]	11,878
In-Place NOI	458,666
Annualized In-Place NOI	$ 1,834,664

In-Place NOI by property type	4Q21	% of Total
Seniors Housing Operating	$ 721,684	39 %
Seniors Housing Triple-Net	430,476	24 %
Outpatient Medical	425,592	23 %
Health System	162,104	9 %
Long-Term/Post-Acute Care	94,808	5 %
Total In-Place NOI	$ 1,834,664	100 %

1. Represents Welltower's interest in joint ventures where Welltower is the minority partner.
2. Represents minority partner's interest in joint ventures where Welltower is the majority partner and includes an adjustment to remove NOI related to a leasehold portfolio interest for 26 properties assumed by a wholly-owned affiliate in conjunction with the Holiday Retirement transaction. Subsequent to the initial transaction, we purchased eight of the leased properties and one of the properties was sold by the landlord and removed from the lease. No rent will be paid in excess of net cash flows relating to the leasehold properties.
3. Excludes amounts recognized in other income related to the Health and Human Services Provider Relief Fund in the US and similar programs in the UK and Canada.
4. Primarily includes development properties and land parcels.
5. Primarily represents non-cash NOI.
6. Represents timing adjustments for current quarter acquisitions, construction conversions and segment or operator transitions.

37